EXHIBIT 99.1

                                  CERTIFICATION
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                             NECO ENERGY CORPORATION

                                  CERTIFICATION

In connection with the periodic report of NECO ENERGY CORPORATION (the "Company") on Form 10QSB for the period ended July 31st, 2002 as filed with the Securities and Exchange Commission ( the "Report"), I, John McDonald, President of the Company, and Tor Ewald, Secretary and CFO of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date: December 2, 2002                           /s/ Tor Ewald
      --------------------                       -------------------------------
                                                 Tor Ewald
                                                 Secretary/CFO


Date: December 2, 2002                           /s/ John McDonald
      --------------------                       -------------------------------
                                                 John McDonald
                                                 President/CEO